Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	828.60
Total Offset Amount	0.00
Net Fee	$ 828.60